EXHIBIT 10.1












                         Eagle Pacific Industries, Inc.







                       Preferred Stock Purchase Agreement


                             Dated as of May 1, 1997




                Re: 10,000 Shares 8% Convertible Preferred Stock












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                                Table of Contents

Section       Heading                                                  Page


Section 1.    Description of Preferred Stock and Commitment..............1

   Section 1.1.            Authorization.................................1
   Section 1.2.            Commitment....................................2
   Section 1.3.            Failure to Deliver............................2
   Section 1.4.            The Closing Date..............................2
   Section 1.5.            Definitions...................................2
   Section 1.6.            Several Obligations...........................2

Section 2.    Direct Payment; Delivery Expense; Taxes; Exchange
              and Replacement of Shares..................................2

   Section 2.1.            Direct Payment................................2
   Section 2.2.            Delivery Expense..............................3
   Section 2.3.            Taxes.........................................3
   Section 2.4.            Replacement of Certificates for Shares........3
   Section 2.5.            Exchange of Certificates for Shares...........4

Section 3.    Representations............................................4

   Section 3.1.            Representations of the Company................4
   Section 3.2.            Representations of the Purchasers.............9

Section 4.    Closing Conditions.........................................9

   Section 4.1.            Execution of Documents........................9
   Section 4.2.            Closing Certificate...........................9
   Section 4.3.            Legal Opinions................................9
   Section 4.4.            Concurrent Sale of Preferred Stock............9
   Section 4.5.            Rights Agreement.............................10
   Section 4.6.            Charter Documents............................10
   Section 4.7.            Consent of Holders of Other Securities.......10
   Section 4.8.            West Jordan, Utah Facility...................10
   Section 4.9.            Legal Investment.............................10
   Section 4.10.           Resolution...................................10
   Section 4.11.           Private Placement Number.....................10
   Section 4.12.           Special Counsel Fees.........................10
   Section 4.13.           Satisfactory Proceedings.....................11
   Section 4.14.           Waiver of Conditions.........................11



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Section 5.    Financial Statements and Other Information................11

   Section 5.1.            Financial and Business Information...........11
   Section 5.2.            Officer's Certificates.......................13
   Section 5.3.            Accountants' Certificates....................13
   Section 5.4.            Inspection...................................13
   Section 5.5.            Observation Rights...........................13
   Section 5.6.            Confidentiality..............................14

Section 6.    Covenants of the Company..................................15

   Section 6.1.            Corporate Existence..........................15
   Section 6.2.            Purchase of Shares...........................15
   Section 6.3.            Restrictions on Dividends or Redemptions.....15
   Section 6.4.            Reservation of Common Stock..................16
   Section 6.5.            Remedies and Default.........................16

Section 7.    Definitions...............................................16

   Section 7.1.            Definitions..................................16
   Section 7.2.            Accounting Principles........................19
   Section 7.3.            Directly or Indirectly.......................19


Section 8.    Amendments, Waivers and Consents..........................19

   Section 8.1.            Consent Required.............................19
   Section 8.2.            Solicitation of Holders......................19
   Section 8.3.            Effect of Amendment or Waiver................19


Section 9.                 Miscellaneous................................20

   Section 9.1.            Expenses.....................................20
   Section 9.2.            Notices......................................20
   Section 9.3.            Successors and Assigns.......................20
   Section 9.4.            Survival of Covenants and Representations....21
   Section 9.5.            Severability.................................21
   Section 9.6.            Governing Law................................21
   Section 9.7.            Captions.....................................21


Signatures..............................................................21



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Attachments to Preferred Stock Purchase Agreement:

Schedule I          --      Schedule of Purchasers
Schedule II         --      Subsidiaries
Schedule III        --      List of Outstanding Options, Warrants and Other
                            Agreements Pursuant to Which Company is Obligated
                            to Issue Common Stock
Exhibit A           --      Form of Statement of Designation of Shares
Exhibit B           --      Description of Closing Opinion of Special Counsel
                            to the Purchasers
Exhibit C           --      Description of Closing Opinion of Counsel to the
                            Company
Exhibit D           --      Form of Rights Agreement
Exhibit E           --      Description of Indebtedness for Borrowed Money
                            and Liens






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                         Eagle Pacific Industries, Inc.
                            2430 Metropolitan Centre
                            333 South Seventh Street
                          Minneapolis, Minnesota 55402


                       Preferred Stock Purchase Agreement


                Re: 10,000 Shares 8% Convertible Preferred Stock



                                                     Dated as of May 1, 1997



To the Purchasers named in
  Schedule I to this Agreement



Gentlemen:


     The undersigned, Eagle Pacific Industries, Inc., a Minnesota corporation (together with any Person who succeeds to all, or substantially all, of the assets and business of Eagle Pacific Industries, Inc., the "Company"), agrees with the purchasers named in Schedule I to this Agreement, the "Purchasers" as follows:


Section 1.   Description of Preferred Stock and Commitment.

     Section 1.1. Authorization. The Company will issue and sell an aggregate of 10,000 shares of 8% Convertible Preferred Stock ($.01 Par Value), bearing cumulative dividends at the annual rate of 8% of the Liquidation Value thereof per annum per share, such dividends to be payable quarterly on each March 30, June 30, September 30, and December 30, commencing June 30, 1997; provided that if the corporation shall fail to pay any such quarterly dividend, such dividends shall thereafter accrue at the rate of 12% of the Liquidation Value thereof per annum per share until such time as the corporation shall thereafter pay such accrued dividends in cash (which shares are referred to as the "Preferred Stock"). The Preferred Stock shall have the respective designations, preferences, qualifications, limitations, restrictions and such special and relative rights as are set forth in the form of Statement of Designation of Shares attached hereto



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as Exhibit A (the "Statement of Designation")  setting forth the Resolution (the
"Resolution") to be adopted by the Board of Directors of the Company prior to the Closing Date (defined below) designating the Preferred Stock. The shares of Preferred Stock are convertible into shares of Common Stock of the Company on the terms and conditions set forth in the Statement of Designation. The Preferred Stock will rank, as to preferences on payment of dividends, redemption and distribution of assets upon liquidation, prior to any and all other equity securities of the Company.

     Section 1.2. Commitment. Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and such Purchaser agrees to purchase from the Company, on the Closing Date, the number of shares of Preferred Stock set forth opposite its name on Schedule I hereto at a price of $1,000.00 per share. The Preferred Stock delivered to each Purchaser on the Closing Date will be in the form of a certificate or certificates of Preferred Stock registered in the name of such Purchaser or the name of its nominee and in such denomination or denominations as are specified in Schedule I hereto.

     Section 1.3. Failure to Deliver. If on the Closing Date the Company fails to tender to each Purchaser against payment the Preferred Stock to be purchased by such Purchaser on the Closing Date or if the conditions to such Purchaser's obligation specified in Section 4 have not been fulfilled or waived by such Purchaser, such Purchaser may thereupon elect to be relieved of all further obligations under this Agreement. Nothing in this Section shall operate to relieve the Company from its obligations hereunder or to waive any Purchaser's rights against the Company.

     Section 1.4. The Closing Date. Delivery of the certificates evidencing the shares of Preferred Stock to be purchased by each Purchaser will be made at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois, at 10:00 A.M., Chicago time, on May 9, 1997 (or such other date, not later than May 30, 1997, as the Purchasers shall agree (the "Closing Date")) against payment of the purchase price therefor by wire transfer credit (of Federal or other immediately available funds) to the Company's Account No. 105700660779 at FirstBank, N.A., Lincoln, Nebraska, ABA No. 104000029.

     Section 1.5. Definitions. Capitalized terms not otherwise defined herein shall have the respective meanings assigned thereto in Section 7.

     Section 1.6. Several Obligations. The obligations of the Purchasers shall be several and not joint and no Purchaser shall be liable or responsible for the acts of any other Purchaser.

Section 2. Direct Payment; Delivery Expense; Taxes; Exchange and Replacement of Shares.

     Section 2.1. Direct Payment. The Company will pay punctually all amounts (whether as dividends, upon redemption of shares or otherwise) payable to each Purchaser or its nominee or any Institutional Holder of the outstanding shares of Preferred Stock with respect to any shares of Preferred Stock (without any presentment or surrender of any certificate for any such shares on partial redemption of any of the shares evidenced by such certificate) (i) by wire transfer in immediately available funds to such bank account at a commercial bank in the United States of America as may be designated under such Purchaser's

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name  at the  foot  of this  Agreement  or as may  hereafter  be  designated  or redesignated by written notice to the Company from such Purchaser or such Institutional Holder of the Preferred Stock, and (ii) if payment in the manner provided by the foregoing clause (i) has not been specified, by check duly mailed and addressed to such address as may be specified in a written notice to the Company by such Purchaser or such Institutional Holder of the Preferred Stock. Each Purchaser agrees that if such Purchaser sells or otherwise disposes of any certificate for shares of Preferred Stock, such Purchaser will, prior to the delivery of such certificate, make or cause to be made a notation on such certificate of the number of shares of Preferred Stock originally evidenced thereby which have theretofore been redeemed.

     Section 2.2. Delivery Expense. If any Purchaser surrenders any certificate for shares of Preferred Stock to the Company or a transfer agent of the Company in exchange for certificates of other denominations or for registration in another name or names, the Company will pay the reasonable cost of insurance and delivery to such place as such Purchaser may designate from the Company or its transfer agent of the certificates issued in substitution or replacement for the surrendered certificate.

     Section 2.3. Taxes. The Company will pay all taxes (other than (i) income taxes and (ii) taxes which are the result of the ownership of the Preferred Stock) which may be payable in connection with the execution and delivery of this Agreement or the authorization, issuance and delivery upon the sale of the Preferred Stock hereunder or in connection with any modification of the Preferred Stock or of this Agreement, and will indemnify and save each Purchaser and any holder from time to time of the Preferred Stock harmless, without limitation as to time, from and against any and all liabilities with respect to all such taxes and the Company agrees to pay to each Purchaser and any such holder such additional amounts as may be necessary in respect of such taxes in order that such Purchaser shall incur no greater cost or expenses than such Purchaser or such holder would have incurred had there been no such taxes payable in connection with such execution and delivery, such authorization and issuance or such modification. The obligations of the Company under this Section
2.3 shall survive the termination of this Agreement and any redemption or repurchase of the Preferred Stock or part thereof by the Company.

     Section 2.4. Replacement of Certificates for Shares. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any shares of Preferred Stock and

               (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided, if the owner of such shares is a Purchaser or an Institutional Holder, its own agreement, in a form reasonably satisfactory to the Company, to indemnify shall be deemed to be satisfactory), or


               (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company, at its expense, will execute and deliver, in lieu thereof, a new certificate for an equal number of shares of Preferred Stock.

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     Section 2.5.  Exchange of  Certificates  for Shares.  Upon surrender at the office of the Company of any certificate for shares of Preferred Stock and at the request of the holder of such shares, the Company will execute and deliver, at the Company's expense (except as provided below), new certificates for shares of Preferred Stock in exchange for such surrendered certificates, which new certificates shall be in denominations of 1,000 shares or any multiple thereof (except as may be necessary to reflect any number of shares not evenly divisible by 1,000) requested by such holder, in an aggregate number of shares equal to the number of shares represented by such surrendered certificates. Such new certificates shall be registered in the name of such Person as such holder may request. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such exchange.

Section 3.   Representations.

     Section 3.1. Representations of the Company. The Company represents and warrants to each Purchaser that:


               (1) Corporate Organization and Qualification; Subsidiaries. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted and to enter into and carry out the terms and provisions of this Agreement and the Rights Agreement and to create, issue and sell the Preferred Stock and is duly licensed or qualified and is in good standing as a foreign corporation in each foreign jurisdiction where the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, except where the failure to have such license or permits or to be so licensed or qualified as a foreign corporation (i) would not impair the ability of the Company to perform its undertakings under and in respect of this Agreement, the Rights Agreement or the Preferred Stock and (ii) is not reasonably expected to have a material adverse effect on the business, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.
          Schedule II attached hereto states the name of each of the Company's Subsidiaries, its jurisdiction of incorporation and the percentage of its capital stock owned by the Company and/or its Subsidiaries.

               (2) Agreements Enforceable. This Agreement and the Rights Agreement have been duly authorized by proper corporate action on the part of the Company (any approvals by the stockholders of the Company required by law, by the Articles of Incorporation or By-laws of the Company or otherwise having been duly obtained), and have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of Company enforceable against the Company in accordance with their terms, subject to the bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

               (3) Shares Validly Issued. The creation, issuance and sale of the Preferred Stock pursuant to this Agreement have been duly authorized by all necessary corporate action on the part of the Company (any approvals by the stockholders of the Company required by law, by the Articles of Incorporation or By-laws of the Company, or otherwise having been duly obtained), and on the Closing Date the certificates for said Preferred Stock to be delivered on the Closing Date will have been duly executed and delivered by the Company and the shares evidenced by such certificates will have been validly issued, fully paid and non-assessable.

               (4) Stock Authorized and Outstanding. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, par value $.01 per share, 2,000,000 shares of Series A 7% Convertible Preferred Stock, and 18,000,000 shares of undesignated stock. Except as set forth in Schedule III hereto, the Company has no outstanding warrants, options or other agreements pursuant to which the Company is obligated to purchase or issue any shares of its capital stock. There are no outstanding preemptive rights. After giving effect to the shares issued and sold on the Closing Date, 6,513,237 shares of Common Stock, 18,750 shares of Series A 7% Convertible Preferred Stock and 10,000 shares of Preferred Stock will be outstanding on the Closing Date. The Board of Directors of the Company has duly reserved for issuance upon conversion of the Preferred Stock a sufficient number of shares of Common Stock of the Company, including increases in such number of shares as shall be required following the occurrence of certain dilutive events and certain other events described in the Statement of Designation. No shareholder of the Company or any other Person is entitled to preemptive or similar rights with respect to the shares of Common Stock of the Company which are issuable upon conversion of the Preferred Stock and, if and when issued upon conversion of the Preferred Stock in accordance with the provisions of the Statement of Designation, such shares will be validly issued, fully paid and non-assessable shares.

               (5) Sale Legal. The issuance, sale and delivery of the Preferred Stock and the execution, delivery and performance by the Company of this Agreement and the Rights Agreement (i) do not and will not violate any provisions of any order of any court or governmental authority or agency applicable to the Company; (ii) do not and will not violate any provision of law; and (iii) except for the Fleet Agreement and the Blair Agreement in respect of which the Company has obtained all necessary consents, do not and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Articles of Incorporation or By-laws of the Company or any indenture or other agreement or instrument to which the Company is a party or by which it may be bound or result in the imposition of any Liens or encumbrances on any property of the Company.

               (6) Business and Property. Such Purchaser has heretofore been furnished with a copy of the Offering Memorandum dated February, 1997 (the "Memorandum") which generally describes the Company and the principal properties of the Company.

               (7) Financial Statements. (a) The consolidated balance sheet of the Company and its consolidated Subsidiaries as of December 31 in each of the years 1991 to 1996, both inclusive, and the statements of income and retained earnings and changes in financial position or cash flows for the fiscal years ended on said dates, each accompanied by a report thereon containing an opinion unqualified as to scope limitations imposed by the Company and otherwise without qualification except as therein noted, by Deloitte & Touche LLP, have been prepared in accordance with GAAP consistently applied except as therein noted, are correct and complete and present fairly the financial position of the Company and its Subsidiaries as of such dates and the results of their operations and changes in their financial position or cash flows for such periods.

               (b) Since December 31, 1996, there has been no change in the condition, financial or otherwise, of the Company and its consolidated Subsidiaries as shown on the consolidated balance sheet as of such date except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

               (8) Indebtedness.  Exhibit E attached hereto correctly  describes
          all   Indebtedness   for  Borrowed   Money  of  the  Company  and  its
          Subsidiaries that will be outstanding as of April 30, 1997.

               (9) Full Disclosure. Neither the financial statements referred to in paragraph (7) above nor this Agreement, the Rights Agreement, the Memorandum or any other written statement furnished by or on behalf of the Company to such Purchaser in connection with the negotiation of the sale of the Preferred Stock, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There is no fact peculiar to the Company which the Company has not disclosed to such Purchaser in writing which materially affects adversely nor, so far as the Company can now foresee, will materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its undertakings under and in respect of this Agreement, the Rights Agreement and the Preferred Stock.

               (10) Pending Litigation. There are no proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company in any court or before any governmental authority or arbitration  board  or  tribunal  which  involve  the  possibility  of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or the ability of the Company to perform its undertakings under and in respect of this Agreement, the Rights Agreement and the Preferred Stock.

               (11) Title to Properties. The Company has, and will on the Closing Date have, good title to all the material items of property it purports to own, including that reflected in the most recent balance sheet referred to in paragraph 7 hereof, and, other than as disclosed or reflected in such balance sheet and in Exhibit E attached hereto, such property is free of any material Lien.

               (12) No Defaults. The Company is not in default in the payment of principal or interest on any Indebtedness for Borrowed Money or under any instrument or instruments or agreements under and subject to which any Indebtedness for Borrowed Money has been issued, and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

               (13) Consents and Approvals. No approval, consent or waiting period expiration on the part of any regulatory body, state, Federal or local, is necessary in connection with the execution and delivery by the Company of this Agreement or the Rights Agreement or the offer, creation, issuance, sale or delivery of the Preferred Stock or compliance by the Company with any of the provisions of this Agreement, the Rights Agreement or the Preferred Stock, except for the filing and recording of the Statement of Designation with the Secretary of State of the State of Minnesota.

               (14) Use of Proceeds. The net proceeds from the sale of the Preferred Stock will be used to repay Indebtedness of the Company and to fund capital expenditures and such proceeds will not be used for the purchase of securities in violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 CFR Chapter 11.

               (15) Taxes. All tax returns required to be filed by the Company or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Company or any Subsidiary or upon any of their respective properties, income or franchises, which are shown to be due and payable in such returns have been paid. For all taxable years ending on or before December 31, 1990, the Federal income tax liability of the Company and its Subsidiaries has been satisfied and either the period of limitations on assessment of additional Federal income tax has expired or the Company and its Subsidiaries have entered into an agreement with the Internal Revenue Service closing conclusively the total tax liability for the taxable year. The Company does not know of any proposed additional tax assessment against it or any of its Subsidiaries for which adequate provision has not been made on its accounts, and no material controversy in respect of additional Federal or state income taxes due since said date is pending or to the knowledge of the Company threatened. The provisions for taxes on the books of the Company and each Subsidiary are adequate for all open years, and for its current fiscal period.

               (16) ERISA. The consummation of the transactions provided for in this Agreement and compliance by the Company with the provisions thereof and of the Rights Agreement and the Preferred Stock issued hereunder will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. Each Plan complies in all material respects with all applicable statutes and governmental rules and regulations, and (a) no Reportable Event has occurred and is continuing with respect to any Plan, (b) neither the Company nor any ERISA Affiliate has withdrawn from any Plan or Multiemployer Plan or instituted steps to do so, and (c) no steps have been instituted to terminate any Plan. No condition exists or event or transaction has occurred in connection with any Plan which could result in the incurrence by the Company or any ERISA Affiliate of any material liability, fine or penalty. No Plan maintained by the Company or any ERISA Affiliate, nor any trust created thereunder, has incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA nor does the present value of all benefits vested under all Plans exceed, as of the last annual valuation date, the value of the assets of the Plans allocable to such vested benefits. The Company does not have any contingent liability with respect to any post-retirement "welfare benefit plan" (as such term is defined in ERISA).

               (17) Compliance with Law.  Neither the Company nor any Subsidiary
          (a) is in violation of any law, ordinance, franchise, governmental rule or regulation to which it is subject; or (b) has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain would materially adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or impair the ability of the Company to perform its undertakings under and in respect of this Agreement, the Rights Agreement or the Preferred Stock. Neither the Company nor any Subsidiary is in default with respect to any order of any court or governmental authority or arbitration board or tribunal.

               (18) Private Offering. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Preferred Stock or any similar Security or has solicited or will solicit an offer to acquire the Preferred Stock or any similar Security from or has otherwise approached or negotiated or will approach or negotiate in respect of the Preferred Stock or any similar Security with any Person other than the Purchasers and not more than 5 other institutional investors, in each case, at private sale for investment. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Preferred Stock or any similar Security or has solicited or will solicit an offer to acquire the Preferred Stock or any similar Security from any Person so as to bring the issuance and sale of the Preferred Stock within the provisions of Section 5 of the Securities Act of 1933, as amended.

               (19) Investment Company. Neither the Company nor any Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

               (20) Restrictions on Distributions. Except for the Blair Agreement, the Company is not a party to or bound by any contract, indenture, agreement, instrument, order of any court, or governmental agency (except the Minnesota Business Corporation Act) rule or regulation, or any note, debenture, bond, or other security, which contains provisions expressly limiting or restricting payments by the Company on or in respect of shares of its capital stock of any class, and pursuant to which the Company's right and obligation to declare and pay the regular dividends on the Preferred Stock or to make mandatory redemption of shares of the Preferred Stock pursuant to the provisions of the Articles of Incorporation of the Company and the Statement of Designation is restricted.

     Section 3.2. Representations of the Purchasers. Each Purchaser represents, and in entering into this Agreement the Company understands, that such Purchaser is acquiring the Preferred Stock for the purpose of investment and not with a view to the distribution thereof, and that such Purchaser has no present intention of selling, negotiating or otherwise disposing of the Preferred Stock; it being understood, however, that the disposition of such Purchaser's property will at all times be and remain within its control.

Section 4.   Closing Conditions.

     The obligation of each Purchaser to purchase the Preferred Stock to be purchased by such Purchaser pursuant hereto on the Closing Date shall be subject to the following conditions:

     Section 4.1. Execution of Documents. This Agreement and the Preferred Stock shall have been duly executed and delivered by the Company and on the Closing Date shall be in full force and effect, and unless waived by such Purchaser no default shall exist in the performance by the Company of any of its obligations hereunder.

     Section 4.2. Closing Certificate. Such Purchaser shall receive a certificate dated the Closing Date, signed by the President or a Vice President of the Company, the truth and accuracy of which shall be a condition to such Purchaser's obligation to purchase the Preferred Stock proposed to be sold to such Purchaser on the Closing Date, to the effect that (i) the representations and warranties of the Company set forth in Section 3 hereof are true and correct on and with respect to the Closing Date, (ii) the Company has performed all of its obligations hereunder which are to be performed on or prior to the Closing Date, and (iii) after giving effect to the transactions contemplated hereby, the Company will not be in default in the performance or observance of the terms and conditions of this Agreement, the Rights Agreement or the Statement of Designation.

     Section 4.3. Legal Opinions. Such Purchaser shall receive from Chapman and Cutler, who are acting as special counsel to the Purchasers in this transaction, and from Fredrikson & Byron P.A., counsel for the Company, their respective opinions dated such Closing Date, in form and substance satisfactory to such Purchaser, and covering the matters set forth in Exhibits B and C, respectively, hereto.

     Section 4.4. Concurrent Sale of Preferred Stock. The Company shall have consummated the sale of all of the Preferred Stock scheduled to be sold on the Closing Date.

     Section 4.5. Rights Agreement. The Rights Agreement shall be satisfactory in scope and form to such Purchaser, shall have been duly executed by the parties thereto and delivered substantially in the form attached hereto as Exhibit D.

     Section 4.6. Charter Documents. The Articles of Incorporation and Bylaws of the Company shall be satisfactory to such Purchaser in all material respects.

     Section 4.7. Consent of Holders of Other Securities. Any consent or approvals required to be obtained from any holder or holders of any outstanding securities of the Company which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be satisfactory in form and substance to such Purchaser and such Purchaser's special counsel.

     Section 4.8. West Jordan, Utah Facility. The Company shall have entered into arrangements for the construction of a new facility at West Jordan, Utah, and the terms of such arrangements (including the completion date thereof) shall be satisfactory to such Purchaser in all material respects.

     Section 4.9. Legal Investment. The Preferred Stock shall on the Closing Date qualify as a legal investment for such Purchaser and such purchase shall not subject such Purchaser to any penalty or other onerous condition under or pursuant to any applicable law or governmental regulation, and such Purchaser shall have received such evidence as it may reasonably request to establish compliance with this condition.

     Section 4.10. Resolution; Statement of Designation. On or prior to the Closing Date, the Board of Directors of the Company shall have duly adopted the Resolution (and such Purchaser shall have received a copy of the Resolution certified as of the Closing Date by the Secretary or an Assistant Secretary of the Company as having been so adopted and not modified, amended or rescinded as of the Closing Date) and the Statement of Designation shall have been filed with the Secretary of State of the State of Minnesota, all in compliance with the applicable provisions of the Minnesota Business Corporation Act, and the Statement of Designation shall constitute a legal and valid amendment of the Articles of Incorporation of the Company.

     Section 4.11. Private Placement Number. On or prior to the Closing Date, the appropriate filings with Standard & Poor's CUSIP Service Bureau, as agent for the National Association of Insurance Commissioners, in order to obtain a private placement number for the Preferred Stock shall have been duly made.

     Section 4.12.  Special  Counsel Fees.  Without  limiting the  provisions of
Section 9.1, the Company shall have paid on or before the Closing Date the fees, charges and disbursements of special counsel for the Purchasers to the extent reflected in a statement of such special counsel rendered to the Company at least one business day prior to the Closing Date.

     Section 4.13. Satisfactory Proceedings. All proceedings taken in connection with the transactions contemplated by this Agreement, and all documents necessary to the consummation thereof, shall be reasonably satisfactory in form and substance to the Purchasers, and the Purchasers shall have received a copy (executed as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions.

     Section 4.14. Waiver of Conditions. If on the Closing Date the Company fails to tender to any Purchaser the shares of Preferred Stock to be issued to such Purchaser on such date or if the conditions specified in this Section 4 have not been fulfilled, such Purchaser may thereupon elect to be relieved of all further obligations under this Agreement. Without limiting the foregoing, if the conditions specified in this Section 4 have not been fulfilled, such Purchaser may waive compliance by the Company with any such condition to such extent as such Purchaser may in its sole discretion determine.


Section 5.   Financial Statements and Other Information.

     Section 5.1. Financial and Business Information. The Company agrees to furnish to each holder of Preferred Stock or Registrable Securities initially issued hereunder and to each subsequent transferee of such Preferred Stock or Registrable Securities:


               (a) Quarterly Statements. Within 45 days after the end of each quarterly fiscal period (except the last) in each fiscal year of the Company, duplicate copies of:

                    (1) consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the close of such quarterly fiscal period setting forth in comparative form the consolidated figures for the fiscal year then most recently ended,

                    (2) consolidated and  consolidating  statements of income of the Company and its Subsidiaries for such quarterly fiscal period and for the portion of the fiscal year ending with such period in each case setting forth in comparative form the consolidated figures for the corresponding periods of the preceding fiscal year, and

                    (3) consolidated and consolidating  statements of cash flows of the Company and its Subsidiaries for the portion of the fiscal year ending with such quarterly fiscal period, setting forth in comparative form the consolidated figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified as having been prepared in accordance with GAAP by an authorized financial officer of the Company.


               (b) Annual Statements. As soon as available and in any event within 90 days after the close of each fiscal year of the Company, duplicate copies of:

                    (1) audited consolidated and unaudited consolidating balance sheets of the Company and its Subsidiaries as of the close of such fiscal year, and

                    (2) audited consolidated and unaudited consolidating statements of income, audited consolidated statements of stockholders' equity and cash flows of the Company and its Subsidiaries for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and in the case of the audited consolidated financial statements accompanied by an opinion thereon by Deloitte & Touche LLP or another firm of independent public accountants selected by the Company from among the twelve largest independent public accountants in the United States to the effect that the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the end of the fiscal year being reported on and the consolidated results of the operations and cash flows for said year in conformity with GAAP and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as said accountants deemed necessary in the circumstances.

               (c) Audit Reports. Promptly upon receipt thereof, one copy of each interim or special audit made by independent accountants of the books of the Company or any Subsidiary and any comment letter to management received from such accountants, and copies of any orders in any proceedings to which the Company or any of its Subsidiaries is a party, issued by any governmental agency, Federal or state, having jurisdiction over the Company or any of its Subsidiaries.

               (d) SEC and Other Reports. Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally, of each regular or periodic report and any registration statement or prospectus filed by the Company or any Subsidiary with any securities exchange or with the Securities and Exchange Commission or any successor agency, and copies of any orders in any proceedings to which the Company or any of its Subsidiaries is a party, issued by any governmental agency, Federal or state, having jurisdiction over the Company or any of its Subsidiaries.

               (e) Notice of Defaults. Promptly and in any event within five business days of any such event, notice that the holder of any Indebtedness for Borrowed Money of the Company or any Subsidiary has given notice or taken any action with respect to a claimed default, or event of default pursuant to any agreement pursuant to which such Indebtedness shall be outstanding.

               (f) Requested Information. With reasonable promptness, such other data and information as any such holder may reasonably request.

     Section 5.2. Officer's Certificates. With each set of financial statements delivered pursuant to Section 5.1(a) and (b) above, the Company will deliver a certificate of an authorized financial officer of the Company (i) to the effect that the signer thereof has reexamined the terms and provisions of this Agreement and the Rights Agreement and the provisions of the Statement of Designation, (ii) containing a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate are based, (iii) stating that, in the opinion of such officer, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to the matters covered by the following clause
(iv) hereof, and (iv) stating that based upon the examination and investigation referred to in the foregoing clauses (i) through (iii) hereof, such officer is of the opinion that as of the end of the periods covered by such financial statements the Company was not in default in the fulfillment of any of the terms and provisions referred to in foregoing clause (i) hereof or if the signer is aware of any such default, he shall disclose in such certificate the nature thereof, whether or not such default is continuing as of the date of such certificate and what action, if any, the Company has taken or proposes to take with respect thereto.

     Section 5.3. Accountants' Certificates. With the annual financial statements delivered pursuant to Section 5.1(b), the Company will deliver a certificate of the accountants who render an opinion with respect to such financial statements, stating that they have reviewed this Agreement and stating further, whether in making their audit, such accountants have become aware of any default by the Company in the performance or observance of the terms and conditions of this Agreement, the Rights Agreement or the Statement of Designation insofar as any such terms or conditions pertain to or involve accounting matters or determinations, and if any such condition or event then exists, specifying the nature and period of existence thereof.

     Section 5.4. Inspection. The Company will permit each holder of Preferred Stock or Registrable Securities (or such Persons as such holder may designate) to visit and inspect, under the Company's guidance, any of the properties of the Company or its Subsidiaries, to examine all their books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees having management duties, and independent public accountants (and by this provision the Company authorizes said accountants to discuss with such holder the finances and affairs of the Company and its Subsidiaries) all at such reasonable times and as often as may be reasonably requested. Prior to the existence of any default under this Agreement, the cost of any visitation or inspection pursuant to this Section 5.4 shall be borne by any holder exercising its rights pursuant to this Section 5.4. So long as the Company shall be in default in the performance or observance of the terms and conditions of this Agreement, the Rights Agreement or the Statement of Designation, all such costs shall be borne by the Company.

     Section 5.5. Observation Rights. The Company agrees to (i) give the holders of the Preferred Stock and Registrable Securities at least seven business days prior written notice of each meeting of the Board of Directors of the Company (a "Board Meeting"), (ii) permit one representative designated by the holder or holders of at least 66-2/3% of the Preferred Stock and Registrable Securities then outstanding to serve as an observer at each Board Meeting, and (iii) deliver to the holders of the Preferred Stock and Registrable Securities copies of (a) all reports and other materials delivered to the Board of Directors of the Company or any Subsidiary in connection with each Board Meeting, or submitted to such Board of Directors of the Company or any Subsidiary in connection with any proposed action to be taken by written consent of such Board of Directors, and (b) the minutes of each Board Meeting (and any resolutions that such Board of Directors passed pursuant to such written consent in lieu of a Board Meeting), certified as true and correct by the Secretary or Assistant Secretary of the Company or any Subsidiary, as the case may be, as soon as the same are available and in any event within 30 days after each such Board Meeting or within 10 days after the adoption of any resolution pursuant to such written consent; provided that if the minutes of any such Board Meeting have not been approved within such 30 day period, the Company shall furnish drafts of such minutes in the form expected to be approved by the Board of Directors. Upon the request of the holders of 66-2/3% of the Preferred Stock and Registrable Securities then outstanding, the holders may receive notice of the meetings of the Board of Directors of the Subsidiaries of the Company and designate an observer to attend such meetings in the same manner as is provided for Board Meetings in clauses (i) and (ii) of the immediately preceding sentence. So long as the Company shall be in default in the performance or observance of the terms and conditions of this Agreement, the Rights Agreement or the Statement of Designation, all costs associated with the observation of any Board Meeting pursuant to this Section 5.5 shall be borne by the Company.

     Section 5.6. Confidentiality. Each holder of Preferred Stock or Registrable Securities, by its acceptance thereof, agrees that it will use best efforts not to disclose without the prior written consent of the Company (other than to its directors, officers, employees, auditors, agents, professional consultants, counsel or affiliates or to another holder who shall be bound by the provisions of this Section 5.6) any information which is furnished pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such holder as being confidential information of the Company or any Subsidiary; provided that such holder may disclose any such information (i) as has become generally available to the public or otherwise known to such holder prior to the time it received such information, (ii) as may be required or appropriate in any report, statement or testimony submitted to any state or federal regulatory body having or claiming to have jurisdiction over such holder or to the National Association of Insurance Commissioners or similar organizations or their successors, (iii) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (iv) if the Company shall be in default in the performance or observance of the terms and conditions of this Agreement, the Rights Agreement or the Statement of Designation, to the extent that such holder believes it necessary or appropriate in order to protect its investment in the Preferred Stock or Registrable Securities or the enforcement of its rights and remedies under the Preferred Stock or Registrable Securities or this Agreement,
(v) in order to comply with any law, order, regulation or ruling applicable to such holder, or (vi) to the prospective transferee in connection with any contemplated transfer of any Preferred Stock or Registrable Securities by such holder.

Section 6.   Covenants of the Company.

     Section 6.1. Corporate Existence. The Company will preserve and keep in force and effect its corporate existence and all licenses and permits necessary to the proper conduct of its business, except where the failure to so preserve and keep such licenses and permits in full force and effect, when taken as a whole, would not impair the ability of the Company to perform its undertakings under and in respect of this Agreement, the Rights Agreement or the Preferred Stock.

     Section 6.2. Purchase of Shares. The Company will not, directly or indirectly, through any Subsidiary or otherwise, purchase, redeem or retire, or make any offer to purchase, redeem or retire, any shares of Preferred Stock other than pursuant to the applicable provisions of the Company's Articles of Incorporation and the Statement of Designation, unless the offer has been made to repurchase shares, pro rata, from all holders of shares of Preferred Stock at the same time and at the same price and upon the same terms.

     Section 6.3. Restrictions on Dividends or Redemptions. (a) The Company will not after the Closing Date enter into, become a party to or be bound by or adopt any contract, indenture, agreement or instrument, or any note, debenture, bond or other security or amend any provision of its Articles of Incorporation or By-laws, containing provisions which would restrict or limit the ability of the Company to: (i) pay the full amount of the dividends on the Preferred Stock at the rates and on the dates fixed in the Resolution or (ii) make the mandatory redemption of the shares of the Preferred Stock in the full amount and on the date fixed in the Resolution; provided, that (x) covenants set forth in the Fleet Agreement and similar covenants which are no more restrictive on the Company than the covenants set forth in the Fleet Agreement as in effect on the date hereof may be included in any replacement or renewal of the Fleet Agreement are hereby expressly permitted, (y) covenants set forth in the Blair Agreement and similar covenants which are no more restrictive on the Company than the covenants set forth in the Blair Agreement are hereby expressly permitted, and
(z) covenants or other provisions requiring the maintenance of reasonable minimum levels of shareholders' equity or net worth, cash flow, current assets and similar items shall not be deemed to limit, impair or otherwise modify the obligations of the Company to declare and pay dividends on the Preferred Stock as and when the same are due and payable or to redeem shares of Preferred Stock in accordance with the Resolution.

     (b) The Company will not permit any Subsidiary to be a party to or bound by any contract, indenture, agreement, instrument or any note, debenture, bond or other security under the terms of which such Subsidiary's right to declare and pay dividends or make other distributions on or in respect of its capital stock is restricted, and laws of the jurisdiction of its incorporation of general application to business corporations, which restrict or prohibit payment of dividends on or redemptions or purchases of capital stock under certain circumstances provided, that (i) covenants set forth in the Fleet Agreement and similar covenants which are no more restrictive on the Company's Subsidiaries than the covenants set forth in the Fleet Agreement as in effect on the date hereof may be included in any replacement or renewal of the Fleet Agreement and are hereby expressly permitted, (ii) covenants set forth in the Blair Agreement and similar covenants which are no more restrictive on the Company's Subsidiaries than the covenants set forth in the Blair Agreement are hereby expressly permitted, and (iii) covenants or other provisions requiring the maintenance of reasonable minimum levels of shareholders' equity or net worth, cash flow, current assets and similar items shall not be deemed to limit, impair or otherwise modify the obligations of the Subsidiaries to declare and pay dividends on the Preferred Stock as and when the same are due and payable or to redeem shares of Preferred Stock in accordance with the Resolution.

     Section 6.4. Reservation of Common Stock. The Company will at all times reserve and keep available such number of authorized shares of its common stock, solely for the purpose of issue upon the conversion of Preferred Stock as provided for in the Statement of Designation, as shall then be issuable upon the conversion of all outstanding Preferred Stock.

     Section 6.5. Remedies and Default. If the Company shall default in the performance and observance of its covenants contained in this Section 6 or in the Rights Agreement, the holders of at least 25% of the shares of the Preferred Stock then outstanding may proceed to protect and enforce any or all of the rights of the holders of the Preferred Stock and remedies resulting from such failure, by suit in equity or action at law or by other appropriate proceeding. The Company further agrees, to the extent not prohibited by law, to pay to the holder or holders of the Preferred Stock all reasonable costs and expenses incurred by them in enforcing the observance by the Company of its covenants contained in this Section 6 or in the Rights Agreement, including reasonable compensation to such holder's or holders' attorneys for all services rendered in connection therewith; provided that such enforcement is sought for reasonable cause and in good faith.

Section 7.   Definitions; Interpretation of Agreement.

     Section 7.1. Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

     "Blair Agreement" means the Debenture Acquisition Agreement dated as of March 16, 1995, among William Blair Mezzanine Capital Fund, L.P., an Illinois limited partnership, the Company and certain Subsidiaries of the Company, as amended by Amendment Agreement dated as of May 10, 1996.

     "Closing Date" is defined in Section 1.4.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Common Stock" shall mean any class of capital stock of the Company now or hereafter authorized, the right of which to share in distributions either of earnings or assets of the Company is without limit as to any amount or percentage.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

     "ERISA Affiliate" shall mean any corporation, trade or business that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in section 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA.

     "Fleet Agreement" means the Loan and Security Agreement dated May 10, 1996 between Fleet Capital Corporation and certain Subsidiaries of the Company.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "Guaranties" by any Person shall mean and include any obligation (whatever called) of such Person to pay, purchase, provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services or otherwise) for the payment of, indemnity against the consequences of default in the payment of, or otherwise be responsible for, any Indebtedness for Borrowed Money of any other Person (and guarantor shall be construed accordingly).

     "Indebtedness" shall mean any obligations (whether present or future, actual or contingent, secured or unsecured, as principal or guarantor or otherwise) for the payment or repayment of money.

     "Indebtedness for Borrowed Money" of any Person shall mean and include any Indebtedness (including, without limitation, any Guaranty by such Person of Indebtedness for or in respect of money borrowed) for or in respect of money borrowed or raised (whether or not for a cash consideration), by whatever means (including deposits, advance payments and financial leasing or under or pursuant to any letter of credit to secure financial accommodation, promissory note, certificates of deposit or like instrument (whether negotiable or otherwise) or any acceptance credit facility, note purchase facility or bill acceptance or discounting facility or like arrangement entered into by such Person in order to enable it to finance its operations or capital requirements). For the avoidance of doubt, the Preferred Stock shall not be deemed Indebtedness for Borrowed Money.

     "Institutional Holder" shall mean each Purchaser and any insurance company, pension fund, mutual fund, bank, trust company, or finance or credit company or other institutional investor and any nominee of any of the foregoing.

     "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capitalized lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     "Liquidation Value" with respect to the Preferred Stock shall mean $1,000.00 per share thereof.

     "Multiemployer Plan" shall have the same meaning as in ERISA.

     "Officer's Certificate" shall mean a certificate of the Company signed by the President, Chief Financial Officer or any Vice President.

     "Person" shall mean an individual, partnership, corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     "Plan" means a "pension plan," as such term is defined in ERISA, established or maintained by the Company or any ERISA Affiliate or as to which the Company or any ERISA Affiliate contributed or is a member or otherwise may have any liability.

     "Preferred Stock" is defined in Section 1.1.

     "Registrable Securities" means the Common Stock to be issued by the Company upon conversion of the Preferred Stock, but only until such time as such Common Stock (i) has been effectively registered under the Act and disposed of in accordance with the Registration Statement covering it, or (ii) has been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Act.

     "Reportable Event" shall have the same meaning as in ERISA.

     "Resolution" is defined in Section 1.1.

     "Rights Agreement" shall mean the Rights Agreement, substantially in the form attached hereto as Exhibit D, among the Purchasers, the Company and William
H. Spell, Harry W. Spell, Richard W. Perkins as Trustee under Agreement dated 6/14/78 FBO Richard W. Perkins, Bruce A. Richard and Dianne M. Spell.

     "Security" shall have the same meaning as in Section 2(d) of the Securities Act of 1933, as amended.

     "Statement of Designation" is defined in Section 1.1.

     "Subsidiary" shall mean any corporation more than 50% of the shares of capital stock of which having ordinary voting power for the election of directors is owned, directly or indirectly, by the Company and/or any other Subsidiary.

     Section 7.2. Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of thisAgreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

     Section 7.3. Directly or Indirectly. Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

Section 8.Amendments, Waivers and Consents.

     Section 8.1. Consent Required. Any term, covenant, agreement or condition of this Agreement may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of the holders holding at least 66-2/3% in aggregate number of shares of Preferred Stock then outstanding; provided, however, that without the written consent of all of the holders of Preferred Stock, no such amendment or waiver shall be effective which will change the percentage of holders of Preferred Stock required to consent to any of the provisions of this Section 8.

     Section 8.2. Solicitation of Holders. So long as there are any shares of Preferred Stock outstanding, the Company will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each holder of Preferred Stock (irrespective of the amount of Preferred Stock then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Preferred Stock as consideration for or as an inducement to entering into by such holder of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently offered, on the same terms, ratably to all holders of Preferred Stock.

     Section 8.3. Effect of Amendment or Waiver. Any such amendment or waiver shall apply equally to all of the holders of Preferred Stock and shall be binding upon them, upon each future holder and upon the Company, whether or not any share of Preferred Stock shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

Section 9.   Miscellaneous.

     Section 9.1. Expenses. Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay directly, or cause to be paid, all of the Purchasers' reasonable out-of-pocket expenses in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby, including but not limited to the reasonable charges and disbursements of Chapman and Cutler, special counsel for the Purchasers, duplicating costs and charges for shipping the Preferred Stock, adequately insured, to each Purchaser's home office or to such other place as such Purchaser may designate, and all such reasonable out-of-pocket expenses of the holders of Preferred Stock relating to any requested amendment, waivers or consents pursuant to the provisions hereof or of the Articles of Incorporation (whether or not the same are actually executed and delivered), including, without limitation, any amendments, waivers or consents resulting from any work-out, renegotiation or restructuring relating to the performance by the Company of its obligations under this Agreement, the Rights Agreement and the Articles of Incorporation. The Company agrees to protect and indemnify the Purchasers and the holders from time to time of the Preferred Stock against any liability for any and all brokerage fees and commissions payable or claimed to be payable to any Person engaged by the Company in connection with the transactions contemplated by this Agreement or the Rights Agreement.

     Section 9.2. Notices. (a) All communications provided for hereunder shall be in writing, shall be hand delivered (against a written receipt), deposited into the United States of America mail (registered or certified mail), postage prepaid, sent by courier, or sent by facsimile transmission, and shall be addressed,

                    (i) if to the Company,  at the address set forth at the head of this Agreement, Attention: William H. Spell, or at such other address as the Company may designate by notice duly given to the other parties in accordance with this Section 9.2, and

                    (ii) if to any of the  holders of the  Preferred  Stock,  at their respective addresses set forth beneath the signatures of such holders at the foot of this Agreement or such other address as any holder may designate to the Company in writing.

     (b) Notices to the Company or holders of the Preferred Stock, as the case may be, by hand, mail or courier shall only be effective when delivered at a street address designated for such purpose in accordance with this Section 9.2, and notices to the Company or holders of the Preferred Stock, as the case may be, by facsimile communication shall only be effective when made by confirmed transmission at a telephone number designated for such purpose in accordance with this Section 9.2 and shall be promptly followed by the delivery of such notice by hand, registered or certified mail or courier, as set forth above.

     Section 9.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of each Purchaser and its successors and assigns, including each successive holder or holders of any Preferred Stock.

     Section 9.4. Survival of Covenants and Representations. All covenants, representations and warranties made by the Company herein and in any certificates delivered pursuant hereto, whether or not in connection with the Closing Date, shall survive the closing and the delivery of this Agreement and the Preferred Stock.

     Section 9.5. Severability. Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts, or portion which may, for any reason, be hereafter declared invalid.

     Section 9.6. Governing Law. This Agreement and the sale of the Preferred Stock hereunder shall be governed by and construed in accordance with the laws of the State of Minnesota (without giving effect to any conflicts of law rules which might apply the laws of any other jurisdiction).

     Section 9.7. Captions. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement and all signatures need not appear on any one counterpart.

                                          Eagle Pacific  Industries, Inc.





                                          By /s/ William Spell
                                            Its Chief Executive Officer

Accepted as of the first date written above.

                                     Massachusetts Mutual Life Insurance Company



                                     By /s/ Michael L. Klofas
                                       Its Managing Director


Massachusetts Mutual Life Insurance Company                     (3,200 shares)
1295 State Street
Springfield, Massachusetts  01111
Attention:  Securities Investment Division
            Mark A. Ahmed, Managing Director

Payments

All payments on or in respect of the Preferred Stock shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Eagle Pacific Industries, Inc. 8% Convertible Preferred Stock, PPN 269719 2* 0, redemption price and/or dividend") to:


         Citibank, N.A.
         111 Wall Street
         New York, NY 10043
         ABA No. 021000089


         for credit to: Massachusetts Mutual Life Insurance Company's Long Term Pool Account Number 4067-3488

with telephone advice to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3878, Facsimile: (413) 744-6263.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and corporate actions, to be addressed
Attention: Securities Custody and Collection Department, F381.

Name of Nominee in which stock certificates are to be issued:  None

Taxpayer I.D. Number:  04-1590850

Massachusetts Mutual Life Insurance Company                        (800 shares)
1295 State Street
Springfield, Massachusetts  01111
Attention:  Securities Investment Division
            Mark A. Ahmed, Managing Director

Payments

All payments on or in respect of the Preferred Stock shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Eagle Pacific Industries, Inc. 8% Convertible Preferred Stock, PPN 269719 2* 0, redemption price and/or dividend") to:


         Chase Manhattan Bank, N.A.
         4 Chase MetroTech Center
         New York, NY 10081
         ABA No. 021000021


         for credit to: Massachusetts Mutual Life Insurance Company's Non-Traditional Account Number 910-2509073

with telephone advice to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3878, Facsimile: (413) 744-6263.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and corporate actions, to be addressed
Attention: Securities Custody and Collection Department, F381.

Name of Nominee in which stock certificates are to be issued:  None

Taxpayer I.D. Number:  04-1590850

Accepted as of the first date written above.

                                       MassMutual Corporate Investors



                                       By /s/ Michael L. Klofas
                                         Its Investment Officer


This Agreement is executed on behalf of MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such trust are not personally binding upon, nor shall resort be had to the property of, any of the trustees, shareholders, officers, employees or agents of such trust, but the trust property only shall be bound.

MassMutual Corporate Investors
c/o Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts  01111
Attention:  Securities Investment Division


Payments

All payments on or in respect of the stock certificates shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Eagle Pacific Industries, Inc. 8% Convertible Preferred Stock, PPN 269719 2*0, redemption price and/or dividend") to:

         Chase/NYC/Cust
         ABA No. 021000021
         A/C No. 900-9-000200 for F/C/T
           MassMutual Corporate Investors
         A/C No. G06109
         Attn:  Bond Interest
         Re: Description of Security (redemption price and dividend split, if applicable)


With telephone advice of payment to the Securities and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3878.

Notices


All notices and communications to be addressed as first provided above, except notices with respect to payments and corporate action, to be addressed
Attention: Securities Custody and Collection Department, F381.


Name of Nominee in which certificates are to be issued: None.


Taxpayer I.D. Number:  04-2483041

Accepted as of the first date written above.

                                        MassMutual Participation Investors



                                        By /s/ Michael L. Klofas
                                           Its Investment Officer


This Agreement is executed on behalf of MassMutual Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust's assets and property only shall be bound.


MassMutual Participation Investors
c/o Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts  01111
Attention:  Securities Investment Division


Payments

All payments on or in respect of the Preferred Stock shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Eagle Pacific Industries, Inc. 8% Convertible Preferred Stock, PPN 269719 2*0, redemption price and/or dividend") to:

         Chase/NYC/Cust
         ABA No. 021000021
         A/C No. 900-9-000200 for F/C/T
           MassMutual Participation Investors
         A/C No. G06110
         Attn:  Bond Interest
         Re: Description of Security (redemption price and dividend, if applicable)


With telephone advice of payment to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3878.

Notices


All notices and communications to be addressed as first provided above, except notices with respect to payments and corporate actions, to be addressed
Attention: Securities Custody and Collection Department, F381.


Name of Nominee in which stock certificates are to be issued:  None.


Taxpayer I.D. Number:  04-3025730

Accepted as of the first date written above.

                                       MassMutual Corporate Value
                                         Partners Limited


                                       By Massachusetts Mutual Life Insurance
                                          Company, as Investment Manager




                                       By /s/ Michael L. Klofas
                                         Its Managing Director



MassMutual Corporate Value
  Partners Limited
c/o Bank of America Trust and Banking
  Corporation (Cayman) Limited
P.O. Box 1092
George Town
Grand Cayman
Cayman Islands, B.W.I.
Attention:  Michael Carney


Payments

All payments on or in respect of the Preferred Stock shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds (identifying each payment as "Eagle Pacific Industries, Inc. 8% Convertible Preferred Stock, PPN 269719 2* 0, redemption price and/or dividend") to:

         Gerlach & Co.
         c/o Citibank, N.A.
         ABA No. 021000089
         Concentration Account 36112805


with telephone advice to the Securities Custody and Collection Department of Massachusetts Mutual Life Insurance Company at (413) 744-3878, Facsimile: (413) 744-6263.

Notices


All notices and communications to be addressed as first provided above with a copy to the Investment Manager at:


         Massachusetts Mutual Life Insurance Company
         1295 State Street
         Springfield, Massachusetts 01111-0001
         USA
         Attention:  Roger Crandall/Wallace Rodger


Name of Nominee in which stock certificates are to be issued: Gerlach & Co.


Taxpayer I.D. Number:  36-6235310

                             Schedule of Purchasers



                                                         Number of Shares of
                                                        Preferred Stock to be
           Name of Purchaser                          Purchased on Closing Date

Massachusetts Mutual Life Insurance Company (LTP)                3,200


Massachusetts Mutual Life Insurance Company (IFM)                  800

MassMutual Corporate Investors                                   3,300

MassMutual Participation Investors                               1,700

MassMutual Corporate Value Partners Limited
 (certificates registered in the name
 of Gerlach & Co.)                                               1,000


















                                   SCHEDULE I
                    (to Preferred Stock Purchase Agreement)

                                  Subsidiaries


1. Eagle Plastics, Inc., a Nebraska corporation ("EPI"). The Company owns 6,670,816 shares of EPI capital stock out of 6,807,194 outstanding.


2. Pacific Plastics, Inc., an Oregon corporation ("PPI"). The Company owns 100% of all 66 shares of PPI capital stock outstanding which are pledged to former PPI shareholders.


3. Arrow Pacific Plastics, Inc., a Utah corporation ("APPI"). PPI owns 100% of all 100 shares of capital stock of APPI outstanding.


























                                  SCHEDULE II
                    (to Preferred Stock Purchase Agreement)

                        List of Outstanding Options, Etc.


1. 30,250 shares of common stock reserved for issuance pursuant to awards granted under the Company's 1997 Stock Option Plan.

2. 168,400 shares of common stock reserved for issuance pursuant to awards granted under the Company's 1991 Stock Option Plan.

3. 1,200,000 shares of common stock reserved for issuance pursuant to Nonqualified Stock Options granted outside of the Company's 1991 Stock Option Plan.

4. 136,378 shares of common stock pursuant to Eagle Stock Agreement dated December 17, 1993 (with Larry D. Schnase).

5.   324,438  shares  of  common  stock   reserved  for  issuance   pursuant  to
     outstanding warrants.

6. 653,000 shares of Eagle Pacific Industries, Inc.'s common stock for conversion of outstanding options issued pursuant to Eagle Plastics, Inc.'s 1993 Stock Option Plan.






















                                  SCHEDULE III
                    (to Preferred Stock Purchase Agreement)

                       Statement of Designation of Shares
                                       of
                         Eagle Pacific Industries, Inc.


     The undersigned hereby certifies that the resolutions set forth on Exhibit A attached hereto were adopted by unanimous written action of the Board of Directors of Eagle Pacific Industries, Inc., effective as of May ___, 1997.


     I certify that I am authorized to execute this Statement and I further certify that I understand that by signing this Statement I am subject to the penalties of perjury as set forth in Minnesota Statutes, Section 609.48 as if I had signed this Amendment under oath.







                                            Chief Executive Officer



















                                   EXHIBIT A
                    (to Preferred Stock Purchase Agreement)

     Whereas, Article 3.1 of the Articles of Incorporation of this Corporation authorizes issuance of up to 20,000,000 shares of undesignated stock.

     Whereas, the Board of Directors of the Corporation is authorized to establish from the undesignated shares by resolution adopted and filed in the manner provided by law, one or more classes or series of shares, to designate each such class or series (which may include, but is not limited to, designation as additional common shares), and to fix the relative rights and preferences of each such class or series.

                       Designation of Class B Common Stock

     Now, Therefore, Be It Hereby and It Is Resolved, that 3,500,000 shares of the Corporation's undesignated shares shall be established as a class of common stock designated as the "Class B Common Stock" of the Corporation.

     Further Resolved, that the Class B Common Stock shall be identical in all respects to all other Common Stock of the Corporation except for certain voting rights as set forth in this resolution. As used in this Designation of Class B Common Stock, the term "Common Stock" shall mean the Corporation's presently authorized shares of common stock, $.01 par value.

     Further Resolved, that the designation, the number of shares, the powers, the relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the Class B Common Stock shall be as follows:

               (a) Designation and Number. The class of common stock established hereby shall be designated as Class B Common Stock (herein called the "Class B Common Stock") which shall have a par value of $.01 per share and the authorized number of the shares of such class shall be 3,500,000, which authorized number shall not be subject to increase. Except as otherwise provided by law and except as stated below, all shares of Class B Common Stock shall be identical in all respects and have equal rights and privileges including without limitation the right to share ratably, together with all other shares of Common
          Stock, on a per share basis (i) in such cash, stock, or other dividends and distributions as from time to time may be declared by the Board of Directors of the Corporation and (ii) in all distributions in assets or funds of the Corporation upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

               (b) Voting Rights. Except as otherwise required by law, the holders of Class B Common Stock shall not be entitled to vote on any matter submitted to stockholders for a vote.

               (c) Conversion. Each holder of Class B Common Stock shall have the right at any time and from time to time to convert any or all



                                   EXHIBIT A
                         (to Statement of Designation)
         shares of Class B Common Stock registered in the name of such holder into an equal number of shares of Common Stock.


               (d) Mergers, Consolidations, Sales. In the case of any consolidation or merger of the Corporation with another entity, or any reorganization or reclassification of the Common Stock or other equity securities of the Corporation, then, as a condition of such consolidation, merger, reorganization or reclassification, lawful and adequate provision shall be made whereby the holders of the Class B Common Stock shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so receivable hereunder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Class B Common Stock to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon conversion of such Class B Common Stock.

                     Designation of Class of Preferred Stock


     Now, Therefore, Be It Hereby and It is Resolved, that 10,000 shares of the Corporation's undesignated shares shall be established as a class of preferred stock designated as the "8% Convertible Preferred Stock" of the Corporation.

     Further Resolved, that the designation, the number of shares, the powers, the relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of the 8% Convertible Preferred Stock shall be as follows:

               (a) Designation and Number. The class of Preferred Stock established hereby shall be designated as the 8% Convertible Preferred Stock (herein called the "8% Preferred Stock") which shall have a par value of $.01 per share and the authorized number of the shares of such class shall be 10,000, which authorized number shall not be subject to increase.

               (b)   Dividends.   Except  in  the  case  of   distributions   in
          liquidation, dissolution or winding up of the affairs of the Corporation provided for in paragraph (c) below, the holders of the 8% Preferred Stock shall be entitled to receive cumulative cash dividends at the rate of 8% of the Liquidation Preference provided in subparagraph (c) hereof per annum (computed on the basis of a 360-day year of twelve 30-day months) per share, such dividends to be payable quarterly on each March 30, June 30, September 30 and December 30 in each year commencing June 30, 1997 (each such quarterly dividend period being hereinafter referred to as a "Quarterly Dividend Period" and each such dividend payment date being hereinafter referred to as a "Quarterly Dividend Payment Date") and shall accrue on a daily basis whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. If on any Quarterly Dividend Payment Date, the Corporation shall fail to pay such dividend in cash on the Quarterly Dividend Payment Date, dividends on the 8% Preferred Stock for each Quarterly Dividend Period thereafter shall be paid at the rate of 12% of the Liquidation Preference provided in subparagraph (c) hereof per annum per share (the "Adjusted Quarterly Dividend") for each Quarterly Dividend Period until all accrued dividends on the 8% Preferred Stock have been paid in full, in cash. If the Corporation shall fail to pay in cash the accrued dividends payable on any Quarterly Dividend Payment Date, to the extent permitted by applicable law, an additional amount shall thereafter accrue on such accrued but unpaid dividends which shall be computed at the rate of 12% per annum on the amount of such accrued but unpaid dividends from the Quarterly Dividend Payment Date on which the Corporation shall have failed to pay such accrued dividends to the date on which such accrued dividends shall be paid in full in cash. In addition, the holders of the 8% Preferred Stock shall be entitled to receive cash dividends in the amount per share determined by multiplying the amount per share at any time distributed in cash on shares of Common Stock by the number of shares of Common Stock at the time issuable upon conversion of a share of 8%

         Preferred Stock (such distribution being hereinafter referred to as the "Common Equivalent Dividend"), payable on the date that distributions shall be paid or set apart for any shares of Common Stock. In no event shall any dividend be paid or declared, nor shall any distribution be made on the Corporation's Common Stock or preferred stock of any other class unless (i) all dividends on the 8% Preferred Stock for all past periods shall have been paid or declared and a sum sufficient for the payment thereof set apart for payment, and (ii) Common Equivalent Dividends as set forth above are declared and paid on the 8% Preferred Stock at or prior to such time. In addition, upon any conversion of shares of 8% Preferred Stock in accordance with the provisions of paragraph (g), all accrued dividends and other amounts, if any, payable on the 8% Preferred Stock shall be paid in cash, including dividends for the portion of any Quarterly Dividend Period in which such conversion shall have occurred. The Corporation covenants and agrees that dividends on the 8% Preferred Stock shall be declared at the annual rate of 8% of the Liquidation Value per share and shall be paid in cash on each Quarterly Dividend Payment Date unless the Corporation is prevented by operation of law from the declaration or payment of such dividend.

               (c) Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of 8% Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment or declaration and setting apart for payment of any amount shall be made in respect of the Common Stock or stock of any other class or series (including the Series A 7% Convertible Preferred Stock of the Corporation, hereinafter referred to as the "Series A Preferred Stock"), an amount equal to $1,000.00 per share of 8% Preferred Stock (as adjusted to reflect stock splits, dividends, combinations, and reclassifications) (the "Liquidation Preference") plus an amount equal to any accrued but unpaid dividends on such share of 8% Preferred Stock and other amounts, if any, payable thereon. Thereafter, the assets shall be distributed first, ratably among the holders of Series A Preferred Stock, and second, ratably among the holders of Common Stock and 8% Preferred Stock, all in proportion to the number of shares of Common Stock owned by each such holder and, in the case of the 8% Preferred Stock, to which such holder would then be entitled upon conversion of such stock owned by such holder.

               (d) Mandatory Redemption. (i) On the seventh anniversary of the original issuance of the 8% Preferred Stock (such date the "Redemption Date"), the Corporation shall set apart out of its funds lawfully available for such purpose (or to the extent that the same are lawfully available therefor) for the redemption of the 8% Preferred Stock on the Redemption Date that sum in cash which shall be sufficient to redeem, and shall redeem on the Redemption Date, the shares of 8% Preferred Stock then outstanding at a price equal to the Liquidation Preference of such shares of 8% Preferred Stock set forth in paragraph (c) above plus an amount equal to any accrued but unpaid dividends thereon and other amounts payable thereon. If the full number of shares required to be redeemed as aforesaid shall not be so redeemed, the deficiency shall be made good thereafter as soon as funds shall become lawfully available therefor.

               (ii) If a Change in  Ownership  has  occurred or the  Corporation obtains  knowledge  that  a  Change  in  Ownership  is to  occur,  the
          Corporation shall give prompt written notice of such Change in Ownership describing in reasonable detail the definitive terms and date of consummation thereof to each holder of 8% Preferred Stock, but in any event such notice shall not be given later than five business days after the occurrence of such Change in Ownership. The holder or holders of a majority of the 8% Preferred Stock then outstanding may require the Corporation to redeem all or any portion of the Convertible Preferred Stock owned by such holder or holders at a price per share equal to the Liquidation Preference thereof (plus all accrued and unpaid dividends thereon and other amounts, if any, payable thereon) by giving written notice to the Corporation of such election prior to the later of (A) 21 days after receipt of the Corporation's notice and (B) five business days prior to the consummation of the Change in Ownership (the "Expiration Date"). The Corporation shall give prompt written notice of any such election to all other holders of 8% Preferred Stock with respect to which an election under this subparagraph (ii) has been made within five days after the receipt of notice thereof, and each such holder shall have until the later of (1) the Expiration Date or (2) ten days after receipt of such second notice to request redemption (by giving written notice to the Corporation) of all or any portion of the shares of 8% Preferred Stock owned by such holder. Upon receipt of such election(s), the Corporation shall be obligated to redeem the aggregate number of shares of 8% Preferred Stock specified therein on the later of (I) the occurrence of the Change in Ownership or (II) five days after the Corporation's receipt of such election(s). If in any case a proposed Change in Ownership does not occur, all requests for redemption in connection therewith shall be automatically rescinded. The term "Change in Ownership" means (x) any sale or series of sales of Common Stock by a member of the Spell Group which results in the Spell Group owning beneficially and of record less than 358,024 shares of Common Stock of the Corporation, provided that shares of Common Stock sold in an Exempt Sale shall be excluded from any determination of a Change in Ownership, (y) any event which results in an Acceptable Officer ceasing to continue to serve as either the Chief Executive Officer or President of the Corporation, or (z) any sale or issuance or series of sales and/or issuances of shares of the Corporation's capital stock by the Corporation or any holder thereof which results in any person or group of affiliated persons (other than the Spell Group) owning capital stock of the Corporation possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors. The term "Acceptable Officer" shall mean William H. Spell or such other person as shall be acceptable to the holders of at least a majority of the shares of 8% Preferred Stock at the time outstanding. The term "Exempt Sale" shall mean the sale of Common Stock by the estate of any person included in the Spell Group following the death of such person.

               (iii) If a Fundamental Change is proposed to occur, the Corporation shall give written notice of such Fundamental Change describing in reasonable detail the definitive terms and date of consummation thereof to each holder of 8% Preferred Stock not more than 45 days nor less than 20 days prior to the consummation thereof. The holder or holders of a majority of the 8% Preferred Stock then outstanding may require the Corporation to redeem all or any portion of the shares of 8% Preferred Stock owned by each such holder or holders at a price per share equal to the Liquidation Preference (plus all accrued and unpaid dividends thereon and other amounts, if any, payable thereon) by giving written notice to the Corporation of such election prior to the later of (A) ten days prior to the consummation of the Fundamental Change or (B) ten days after receipt of notice from the Corporation. The Corporation shall give prompt written notice of such election to all other holders of 8% Preferred Stock with respect to which an election under this subparagraph (iii) has been made (but in any event within five business days prior to the consummation of the Fundamental Change), and each such holder shall have until two days after the receipt of such notice to request redemption (by written notice given to the Corporation) of all or any portion of the shares of 8% Preferred Stock owned by such holder. Upon receipt of such election(s), the Corporation shall be obligated to redeem the aggregate number of shares specified therein upon the consummation of such Fundamental Change. If any proposed Fundamental Change does not occur, all requests for redemption in connection therewith shall be automatically rescinded. The term "Fundamental Change" means (x) a sale or transfer of more than 50% of the assets of the Corporation and its subsidiaries on a consolidated basis (measured by either book value in accordance with generally accepted accounting principles consistently applied or fair market value determined in the reasonable good faith judgment of the Corporation's Board of Directors) in any transaction or series of transactions (other than sales in the ordinary course of business) and (y) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation and, after giving effect to such merger, no person or group of affiliated persons (other than the Spell Group) owns capital stock of the Corporation possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors.

               (iv) If the Corporation shall fail to discharge its obligation to redeem shares of 8% Preferred Stock pursuant to this paragraph (d) (the "Mandatory Redemption Obligation"), the Mandatory Redemption Obligation shall be discharged as soon as the Corporation is permitted by law or by its applicable contracts, agreements, indentures, bonds, notes, debentures or similar instruments to discharge such Mandatory Redemption Obligation. If and so long as the Mandatory Redemption Obligation shall not fully be discharged, the Corporation shall not, directly or indirectly, declare or pay any dividend or make any distributions on, or purchase, redeem or retire, or satisfy any mandatory or optional redemption, sinking fund or other similar obligation in respect of, any other series or class of its stock.

               (v) Nothing contained in this paragraph (d) shall prevent or otherwise impair the exercise by any holder of shares of the 8% Preferred Stock of the conversion rights existing under paragraph (g) below at any time prior to the actual redemption of such shares pursuant to this paragraph (d).

               (vi) All shares of 8% Preferred Stock which shall have been redeemed, purchased or otherwise acquired by the Corporation shall be canceled and shall not be reissued as shares of 8% Preferred Stock.

               (e) Voting Rights. (i) Except as otherwise required by law and as set forth in this paragraph (e) and paragraph (f) below, the holders of the 8% Preferred Stock shall not be entitled to vote on any matter submitted to stockholders for a vote.

               (ii) If the Corporation shall fail to redeem the 8% Preferred Stock in accordance with the requirements of paragraph (d) above, the number of directors constituting the Corporation's Board of Directors will, at the request of holders of two-thirds of the shares of the 8% Preferred Stock then outstanding, be increased by one member, and the holders of the 8% Preferred Stock will have the special right, voting separately as a single class (with each share being entitled to one vote) and to the exclusion of all other classes of the Corporation's stock, to elect an individual to fill such newly created directorship, to fill any vacancy of such directorship and to remove any individual elected to such directorship. The newly created directorship will constitute a separate class of directors, and the director elected by the holders of the 8% Preferred Stock will be entitled to cast one vote on each matter considered by the Board of Directors (including for purposes of determining the existence of a quorum). The special right of the holders of 8% Preferred Stock to elect members of the Board of Directors may be exercised at the special meeting called pursuant to this subparagraph (ii), at any annual or other special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders meeting. Such special right shall continue until such time as all shares of 8% Preferred Stock shall have been redeemed in accordance with the requirements of paragraph (d) above together with accrued and unpaid dividends thereon, at which time such special right shall terminate.

               At any time when such special  right has vested in the holders of
          8% Preferred Stock, a proper officer of the Corporation shall, upon the written request of the holder of at least 10% of the 8% Preferred Stock then outstanding, addressed to the secretary of the Corporation, call a special meeting of the holders of 8% Preferred Stock for the purpose of electing a director pursuant to this paragraph (iii). Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designated by the holders of at least 10% of the 8% Preferred Stock then outstanding. If such meeting has not been called by a proper officer of the Corporation within 10 days after personal service of such written request upon the secretary of the Corporation or within 20 days after mailing the same to the secretary of the Corporation at its principal office, then the holders of at least 10% of the 8% Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the Corporation's principal office, or at such other place designated by the holders of at least 10% of the 8% Preferred Stock then outstanding.

               At any meeting or at any adjournment thereof at which the holders of 8% Preferred Stock have the special right to elect a director, the presence, in person or by proxy, of the holders of two-thirds of the 8% Preferred Stock then outstanding shall be required to constitute a quorum for the election or removal of any director by the holders of the 8% Preferred Stock exercising such special right. The vote of a majority of such quorum shall be required to elect or remove any such director.

               Any director so elected by the holders of 8% Preferred Stock shall continue to serve as a director until the redemption of the shares of 8% Preferred Stock in accordance with the requirements of paragraph (d) above. After the redemption of the 8% Preferred Stock in accordance with the requirements of paragraph (d) above, the director elected by the holders of the 8% Preferred Stock shall cease to be a director and the number of directors constituting the Board of Directors of the Corporation shall decrease to such number as constituted the whole Board of Directors of the Corporation immediately prior to the occurrence of the event giving rise to the special right to elect directors.

               (f) Restrictions on Corporate Action. So long as any shares of the 8% Preferred Stock shall be outstanding and, in addition to any other approvals or consents required by law, without the consent of the holders of at least two-thirds of the shares of 8% Preferred Stock at the time outstanding as of a record date fixed by the Board of Directors, given either by their affirmative vote at a special meeting called for that purpose, or, if permitted by law, in writing, without a meeting, the Corporation shall not:

                    (i) Amend any provision of the Articles of  Incorporation or the Bylaws of the Corporation; or

                    (ii) Declare, pay or obligate itself to pay a dividend or make any other distributions (including payments upon redemption or repurchase) relative to any shares of its Common Stock or any other class or series of its capital stock other than the 8% Preferred Stock unless:

                         (A) such  dividend  or  distribution  is payable out of
                    earnings or surplus (other than revaluation surplus or paid-in surplus) or payable in shares of Common Stock referred to in subparagraph (iii)(A) of paragraph (g) or payable in warrants, rights or Convertible Securities referred to in subparagraph (iii)(C) of paragraph (g); and

                         (B) such dividend or other distribution is made in compliance with paragraph (b); or

                    (iii) Create any new class or series of shares having preferences over or on parity with the 8% Preferred Stock as to dividend, liquidation, redemption, sinking fund, or assets including, without limitation, any class or series of stock that:

                         (A) could be redeemed in whole or in part at a price per share greater than the consideration per share received by the Corporation therefor plus any accrued and unpaid dividends thereon or would be entitled to payment of any redemption price prior to or concurrently with the holders of the 8% Preferred Stock;

                         (B) would be entitled upon  liquidation  to receive any
                    amount per share in excess of the sum of the consideration per share received by the Corporation therefor plus any accrued and unpaid dividends thereon or would be entitled to receive any liquidating distribution prior to or concurrently with the holders of the 8% Preferred Stock;

                         (C) would be  entitled  to payment of any  dividend  or
                    distribution prior to or concurrently with the holders of the 8% Preferred Stock; or

                         (D) would be convertible  into or  exchangeable  for or
                    carry any option or right to acquire a class or series of stock described in clauses (A), (B) or (C) above; or

               (iv) Issue any evidence of indebtedness which is convertible into or exchangeable for shares of any class or series of capital stock of the Corporation; or

               (v) (A) Directly or indirectly, or through any subsidiary, purchase, redeem or retire any shares of its capital stock or any warrant, rights or options to purchase or acquire any shares of its capital stock (any such purchase, redemption or retirement being herein collectively called "Restricted Payments") if either (x) the Corporation shall have failed to pay dividends or any other amount which shall have accrued on the shares of 8% Preferred Stock then outstanding, or (y) the aggregate amount of Restricted Payments made during the period from and after January 1, 1997 to and including the date of the making of the Restricted Payment in question would exceed 8.9% of EBITDA for such period, computed on a cumulative basis for said entire period; or

               (B) For purposes of this subparagraph (v), "EBITDA" for any period shall mean the sum of net income from continuing operations of the Corporation during such period, plus (to the extent deducted in determining net income from continuing operations of the Corporation)
          (1) interest expense on indebtedness for borrowed money (including non cash amortized interest expense on deferred finance costs, original issue discount, prepaid interest, and amortized costs relating to warrants) of the Corporation during such period, (2) all provisions for any federal, state or other income taxes made by the Corporation during such period and (3) depreciation and amortization expense of the Corporation during such period, all determined in accordance with generally accepted accounting principles at the time in the United States except as otherwise set forth herein; or

               (vi) Alter or change the specific rights, preferences, or privileges of any class or series of its Preferred Stock so as to have an adverse effect on the 8% Preferred Stock or change any rights or priorities of the 8% Preferred Stock (including the rights of the holders of the 8% Preferred Stock under this paragraph (f)); or

               (vii) Issue any Additional Shares of Common Stock or any options warrants or other rights to subscribe for or purchase Additional Shares of Common Stock at a price per share which is less than the Conversion Price.

     (g) Conversion. (i) (A) Optional Conversion. Each share of the 8% Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the 8% Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Liquidation Preference of such share by the Conversion Price then in effect. The Conversion Price at which shares of Common Stock shall be delivered upon conversion of each share of 8% Preferred Stock without the payment of any additional consideration by the holder thereof shall initially be $4.26 per share (the "Conversion Price"). Such initial Conversion Price shall be subject to adjustment as set forth in subparagraph (iii) of this paragraph (g).

     (B) Mandatory Conversion. (1) Subject to the provisions of subparagraph (2) below, if at any time after the second anniversary of the initial issuance of the 8% Preferred Stock, the Current Market Price per share of Common Stock shall exceed 175% of the Conversion Price then in effect, all (but not less than all) of the shares of 8% Preferred Stock shall be converted into shares of Common Stock at the election of the Corporation as evidenced by a resolution adopted by the Board of Directors of the Corporation. Such resolution shall set forth the date upon which the conversion shall occur which shall be not less than 5 nor more than 15 days after the date upon which such resolution is adopted. Written notice of such conversion together with a copy of the resolution of the Board of Directors relating to such conversion shall be given to each holder of the 8% Preferred Stock promptly following its adoption. Each holder of 8% Preferred Stock so converted will be entitled to receive the number of shares of Common Stock into which such 8% Preferred Stock held by such holder would have been converted if such holder had exercised such holder's conversion rights on the conversion date specified in the resolution adopted by the Board of Directors.

     (2) Upon the occurrence of an event specified in subparagraph (i)(B) of this paragraph (g), the outstanding shares of the 8% Preferred Stock to be converted shall be converted without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, (I) that such conversion will not violate any legal requirements (such as compliance with the Hart-Scott-Rodino Antitrust Improvement Act of 1976) and (II) that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the 8% Preferred Stock being converted are delivered to either the Corporation or any transfer agent, as hereinafter provided, or the holder notifies the Corporation or any transfer agent, as hereinafter provided, that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. Upon the mandatory conversion of the 8% Preferred Stock, the holders of such 8% Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of any transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to such holder, promptly at such office and in his name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the 8% Preferred Stock surrendered were convertible on the date on which such mandatory conversion occurred.

     (ii) Mechanics of Conversion. The shares of Common Stock issued to the holders of 8% Preferred Stock pursuant to this paragraph (g) will be shares of Class B Common Stock; except that any holder of 8% Preferred Stock may request by written notice to the Corporation that shares of Voting Common Stock be issued upon conversion of the 8% Preferred Stock of such holder. Before any holder of 8% Preferred Stock shall be entitled to convert the same into shares of Common Stock pursuant to subparagraph (i)(A) of this paragraph (g), he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the 8% Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall as soon as practicable thereafter, issue and deliver at such office to such holder of 8% Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of 8% Preferred Stock to be converted, and the person or person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering the 8% Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the 8% Preferred Stock shall not be deemed to have converted such 8% Preferred Stock until immediately prior to the closing of such sale of securities.

     (iii) Conversion Price Adjustments of 8% Preferred Stock. The Conversion Price shall be subject to adjustment from time to time as follows:

          (A) Stock Dividends, Subdivisions and Combinations. In case after April 30, 1997 the Corporation shall

               (1) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock, or

               (2) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (3) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

          then the Conversion Price shall be adjusted to that rate determined by multiplying the Conversion Price in effect immediately prior to such event by a fraction (I) the numerator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately prior to such event, and (II) the denominator of which shall be the total number of outstanding shares of Common Stock of the Corporation immediately after such event. In the event that the dividend or distribution referenced in subparagraph (iii)(A)(1) above is lawfully abandoned, the Conversion Price shall be appropriately readjusted.

          (B) Issuance of Additional Shares of Common Stock. In case after April 30, 1997 the Corporation shall (except as hereinafter provided) issue any Additional Shares of Common Stock for a consideration which is less than the Current Market Price per share, then the per share Conversion Price upon each such issuance shall be adjusted to that price determined by multiplying the per share Conversion Price in effect immediately prior to such event by a fraction:

                         (x) the  numerator  of  which  shall be the  number  of
                    shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of full shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Current Market Price per share, and

                         (y) the  denominator  of which  shall be the  number of
                    shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued.

                  The provisions of this subparagraph (iii)(B) shall not apply to any Additional Shares of Common Stock that are distributed to holders of Common Stock as a stock dividend or subdivision, for which an adjustment is provided for under subparagraph
                  (iii)(A) above. No adjustment of the per share Conversion Price shall be made under this subparagraph (iii)(B) upon the issuance of any Additional Shares of Common Stock that are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrants or other rights therefor) pursuant to subparagraph (iii)(C) below.

                            (C) Issuance of Warrants, Other Rights or Convertible Securities. In case the Corporation shall issue any options, warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or issue Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such options, warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Current Market Price, then the per share Conversion Price shall be adjusted as provided in subparagraph (iii)(B) above.

                  For purposes of adjustments in the Conversion Price pursuant to this subparagraph (iii)(C), the number of shares of Common Stock outstanding shall be deemed to include the maximum number of Additional Shares of Common Stock issuable pursuant to all outstanding options, warrants or other rights or necessary to effect the conversion or exchange of all such outstanding Convertible Securities of the Corporation. All such options, warrants, other rights or Convertible Securities shall be deemed to have been issued as of, and the date as of which the Current Market Price per share of Common Stock shall be computed shall be, the earlier of (1) the date on which the Corporation shall enter a firm contract or commitment for the issuance of such options, warrants, other rights or Convertible Securities or (2) the date of actual issuance of such options, warrants, other rights or Convertible Securities.

                  No adjustment of the per share Conversion Price shall be made under this subparagraph (iii)(C) upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any options, warrants or other subscription or purchase rights therefor if any such adjustment shall previously have been made upon the issuance of such options, warrants or other rights pursuant to said paragraph.

                         (D) Other  Provisions  Applicable to Adjustments  Under
                    This Subparagraph. The following provisions shall be applicable to the making of adjustments to the Conversion Price hereinbefore provided in this subparagraph (iii):


                         (1) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any options, warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor, or, if such Additional Shares of Common Stock or Convertible Securities or options, warrants or other rights are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities or options, warrants or other rights are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting thereof, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Corporation. The consideration for any Additional Shares of Common Stock issuable pursuant to any options, warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such options, warrants or other rights, plus the additional consideration payable to the Corporation upon the exercise of such options, warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Corporation for issuing any options, warrants or other rights to subscribe for or purchase such Convertible Securities plus the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of equity securities other than Common stock, the Corporation shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                         (2) Readjustment of Conversion  Price.  Upon expiration
                    of the right of conversion or exchange of any Convertible Securities, or upon the expiration of any rights, options or warrants, or upon any increase in the minimum consideration receivable by the Corporation for the issuance of Additional Shares of Common Stock pursuant to such Convertible Securities, rights, options or warrants, if any such
                    Convertible Securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities or upon exercise of any such rights, options or warrants shall no longer be computed as set forth above, and the Conversion Price shall forthwith be readjusted and thereafter be the rate which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this paragraph (g) after the issuance of such Convertible Securities, rights, options or warrants) had the adjustment of the Conversion Price made upon the issuance or sale of such Convertible Securities or the issuance of such rights, options or warrants been made on the basis of the issuance only of the number of Additional Shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities or upon the exercise of such rights, options or warrants, or upon the basis of such increased minimum consideration, as the case may be, and thereupon only the number of Additional Shares of Common Stock actually so issued or the number thereof issuable upon the basis of such increased minimum consideration shall be deemed to have been issued and only the consideration actually received or such increased minimum consideration receivable by the Corporation (computed as in subparagraph (iii)(D)(1) of this paragraph
                    (g))  shall  be  deemed  to  have  been   received   by  the
                    Corporation.

               (E) Common Equivalent Dividends. In case the Corporation shall declare, to the extent otherwise permitted herein, a dividend upon its Common Stock (except a dividend payable in shares of Common Stock referred to in subparagraph (iii)(A) of this paragraph (g)) or a dividend payable in warrants, rights or Convertible Securities referred to in subparagraph (iii)(C) of this paragraph (g) payable otherwise than out of earnings or surplus (other than revaluation surplus or paid-in surplus), the Corporation shall simultaneously declare a dividend, in cash, upon the 8% Preferred Stock equal to, in the case of a cash dividend, the amount of the per share dividend declared upon the Common Stock times the number of shares of Common Stock to be received by the holders of the 8% Preferred Stock upon conversion at the Conversion Price then in effect and, in the case of a dividend payable other than in cash, the fair value of such dividend declared upon the Common Stock as determined by the Board of Directors of the Corporation. For the purposes of the foregoing, a dividend payable other than in cash shall be considered payable out of earnings or surplus (other than revaluation surplus or paid-in surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Corporation.

               (F) Minimum Adjustment. Except as hereinafter provided, no adjustment of the Conversion Price hereunder shall be made if such adjustment results in a change of the Conversion Price then in effect of less than one cent ($.01). Any adjustment of less than one cent ($.01) of any Conversion Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment that, together with adjustment or adjustments so carried forward, amounts to one cent ($.01) of the Conversion Price then in effect or more. However, upon the conversion of any share of the 8% Preferred Stock, the Corporation shall make all necessary adjustments not theretofore made to the Conversion Price up to and including the date upon which the conversion is exercised.

               (G) Notice of Adjustments. Whenever the Conversion Price shall be adjusted pursuant to this subparagraph (iii), the Corporation shall promptly make a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the adjusted Conversion Price, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Corporation made any determination hereunder), and shall promptly cause copies of such certificate to be mailed (by first class mail postage prepaid) to each of the holders of the 8% Preferred Stock.

     (iv) Mergers, Consolidations, Sales. In the case of any consolidation or merger of the Corporation with another entity, or any reorganization or reclassification of the Common Stock or other equity securities of the Corporation (except a split-up or combination, provision for which is made in subparagraph (iii)(A) of this paragraph (g)), then, as a condition of such consolidation, merger, reorganization or reclassification, lawful and adequate provision shall be made whereby the holders of the 8% Preferred Stock shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so receivable hereunder had such consolidation, merger, sale, reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the 8% Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price) shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon conversion of such 8% Preferred Stock.

     (v) Dissolution or Liquidation. In the event of any proposed distribution of the assets of the Corporation in dissolution or liquidation (except under circumstances when the foregoing subparagraph (iv) of this paragraph (g) shall be applicable) the Corporation shall mail notice thereof to the holders of the 8% Preferred Stock and shall make no distribution to shareholders until the expiration of 30 days from the date of mailing of the aforesaid notice, and in any such case, the holders of the 8% Preferred Stock may exercise the conversion rights with respect to the 8% Preferred Stock within 30 days from the date of mailing such notice and all rights herein granted not so exercised within such 30-day period shall thereafter become null and void.

     (vi) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this paragraph (g) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the 8% Preferred Stock against impairment.

     (vii) Fully Paid Stock; Taxes. The shares of stock represented by each and every certificate for its Common Stock to be delivered on the exercise of the conversion rights herein provided for shall, at the time of such delivery, be validly issued and outstanding and be fully paid and nonassessable. The Corporation shall pay when due and payable any and all federal and state taxes (other than income taxes) which may be payable in respect of the 8% Preferred Stock or any Common Stock or certificates therefor upon the exercise of the conversion rights herein provided for pursuant to the provisions hereof. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the transfer and delivery of stock certificates in the name other than that of the holder of the 8% Preferred Stock converted, and any such tax shall be paid by such holder at the time of presentation.

     (viii) Closing of Transfer Books. The right to convert any of the 8% Preferred Stock shall not be suspended during any period while the stock transfer books of the Corporation for its Common Stock may be closed. The Corporation shall not be required, however, to deliver certificates of its Common Stock upon such exercise while such books are duly closed for any purpose, but the Corporation may postpone the delivery of the certificate for such Common Stock until the opening of such books, and they shall, in such case, be delivered forthwith upon the opening thereof, or as soon as practicable thereafter.

     (ix) Reservation of Common Stock. The Corporation will at all times reserve and keep available such number of authorized shares of its Voting Common Stock and Class B Common Stock, solely for the purpose of issue upon the conversion of the 8% Preferred Stock as herein provided for, as shall then be issuable upon the conversion of all outstanding shares of 8% Preferred Stock and such shares of Common Stock shall at no time have a par value which is in excess of the Conversion Price then in effect.

     (h) Preemptive Rights. If at any time after the date of initial issuance of the 8% Preferred Stock, the Corporation grants, issues or sells any Additional Shares of Common Stock, or issues or sells any options, Convertible Securities or any warrants or other rights to subscribe for or purchase Additional Shares of Common Stock, then each holder of the 8% Preferred Stock shall be entitled to acquire, upon the same terms provided in any such grant, or applicable to any such issuance or sale of such additional securities, such number of additional securities so as to cause the percentage of outstanding shares of Common Stock to which such holder would be entitled upon conversion of the 8% Preferred Stock (determined as of the date of issuance of such additional securities) to remain unchanged.

     (i) Definitions. In addition to the terms defined elsewhere in this Designation of Class of Preferred Stock, the following terms have the following respective meanings:

     The term "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation on and after April 30, 1997, except:

          (A) Common Stock issued upon conversion of the Series A Preferred Stock or the 8% Preferred Stock; and

          (B) 2,512,466 shares of Common Stock which may be issued pursuant to stock option plans, warrants and contractual commitments in effect on April 30, 1997.

     The term "Class B Common Stock" shall mean the Corporation's Class B Common Stock, $.01 par value, authorized on the date of issuance of the 8% Preferred Stock.

     The term "Common Stock" shall mean (i) the Voting Common Stock, (ii) the Class B Common Stock, and (iii) any other class of capital stock of the Corporation hereafter authorized which is not limited to a fixed amount or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares to be received by the holders of the 8% Preferred Stock upon conversion shall be either the Voting Common Stock or the Class B Common Stock authorized on the date of issuance of the 8% Preferred Stock.

     The term "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

     The term "Current Market Price" per share of Common Stock for the purposes of any provision of paragraph (g) means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq Stock Market as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 31 days consisting of the day as of which "Market Price" is being determined and the 30 consecutive business days prior to such day. For purposes of determination pursuant to subparagraph (i)(B) of paragraph (g), if at any time the Common Stock of the Company is not listed on any national securities exchange or quoted in the Nasdaq Stock Market, the "Market Price" shall be deemed to be 0. For purposes of determination pursuant to subparagraph (iii) of paragraph (g), if at any time the Common Stock of the Company is not listed on any securities exchange or quoted in the Nasdaq Stock Market or the over-the-counter market, the "Market Price" shall be the fair value thereof determined by resolution of the Board of Directors of the Corporation in good faith; provided that if such valuation by the Board of Directors is contested by a majority of the holders of the 8% Preferred Stock within 20 days after receipt of written notice of the adoption of such resolution, then as determined by any member of the National Association of Securities Dealers, Inc. selected by the Corporation.

     The term "Family Trust" means, in respect of any person, any trust for the exclusive benefit of such individual, his/her spouse and lineal descendants, so long as such individual has the exclusive right to control such trust.

     The term "Related Party" means, with respect to any person (i) a spouse or child of such person, (ii) a Family Trust, or (iii) a corporation, partnership or limited liability company in which such person owns or holds a 51% or more controlling interest.

     The term "Spell Group" shall mean any one or more of Harry W. Spell, William H. Spell, Richard Perkins and Bruce Richard and their respective Related Parties; provided that the Spell Group shall at all times include either Harry
W. Spell or William H. Spell.

     The term "Voting Common Stock" shall mean the Corporation's voting Common Stock, $.01 par value, authorized pursuant to the Articles of Incorporation as in effect on the date of issuance of the 8% Preferred Stock.

                        Description of Closing Opinion of
                        Special Counsel to the Purchasers


     The closing opinion of Chapman and Cutler, special counsel to the Purchasers, called for by Section 4.3 of the Preferred Stock Purchase Agreement, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in form and substance to the Stock Purchasers and shall be to the effect that:

          1. The Company is a corporation, validly existing and in good standing under the laws of the State of Minnesota, and has the corporate power and the corporate authority to execute and deliver the Preferred Stock Purchase Agreement and the Rights Agreement, to issue the Preferred Stock, and to issue its shares of common stock upon conversion of the Preferred Stock.

          2. The Preferred Stock Purchase Agreement and the Rights Agreement have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding contracts of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); provided that no opinion is expressed as to whether the enforcement of the indemnity provisions of Section 4(e) of the Rights Agreement may be limited under certain circumstances by public policy considerations.

          3. The Preferred Stock has been duly authorized by all necessary corporate action on the part of the Company, the certificates evidencing the Preferred Stock purchased by the Purchasers on the Closing Date have been duly executed and delivered by authorized officers of the Company and the shares evidenced by such certificates are validly issued, fully paid and non-assessable.

          4. The issuance, sale and delivery of the Preferred Stock under the circumstances contemplated by the Preferred Stock Purchase Agreement do not, under existing law, require the registration of the Preferred Stock under the Securities Act, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

     The opinion of Chapman and Cutler shall also state that the opinion of Fredrikson & Byron P.A. is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, the Purchasers are justified in relying thereon.

     In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely, as to matters referred to in paragraph 1, solely upon an examination of the Articles of Incorporation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Minnesota,



                                   EXHIBIT B
                    (to Preferred Stock Purchase Agreement)
the By-laws of the Company and the Business Corporation Act of the State of Minnesota. The opinion of Chapman and Cutler shall be limited to the laws of the State of Illinois, the Business Corporation Act of the State of Minnesota and the Federal laws of the United States.

     With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Preferred Stock.

                        Description of Closing Opinion of
                             Counsel for the Company


     The closing opinion of Fredrikson & Byron P.A., counsel for the Company, which is called for by Section 4.3 of the Preferred Stock Purchase Agreement, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers and shall be to the effect that:

          1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Minnesota, has the corporate power and the corporate authority to execute and perform the Preferred Stock Purchase Agreement and the Rights Agreement and to issue the Preferred Stock and has the corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary except where failure to so qualify would not have a material adverse effect on the Company.

          2. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the full corporate power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary except where failure to so qualify would not have a material adverse effect on such Subsidiary and all of the issued and outstanding shares of capital stock of each such Subsidiary have been duly issued, are fully paid and non-assessable and except as disclosed in Schedule II to the Preferred Stock Purchase Agreement are owned of record by the Company, by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

          3. The Preferred Stock Purchase Agreement and the Rights Agreement have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding contracts of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and good faith reasonableness materially and other general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); provided that no opinion is expressed as to whether the enforcement of the indemnity provisions of Section 4(e) of the Rights Agreement may be limited under certain circumstances by public policy considerations.

          4. The creation, issuance and sale of the Preferred Stock has been duly authorized by all necessary corporate action on the part of the


                                   EXHIBIT C
                    (to Preferred Stock Purchase Agreement)

     Company (including any action by the stockholders of the Company being required by law, by the Articles of Incorporation or Bylaws of the Company, or otherwise), the certificates evidencing the Preferred Stock purchased by the Purchasers on the Closing Date have been duly executed and delivered by authorized officers of the Company and the shares evidenced by such certificates are validly issued, fully paid and non-assessable.

          5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Preferred Stock Purchase Agreement, the Rights Agreement or the Preferred Stock.

          6. Except for the Fleet Agreement and the Blair Agreement in respect of which the Company has obtained all necessary consents, the issuance and sale of the Preferred Stock and the execution, delivery and performance by the Company of the Preferred Stock Purchase Agreement and the Rights Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any lien upon any of the property of the Company pursuant to the provisions of the Articles of Incorporation or Bylaws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.

          7. The issuance, sale and delivery of the Preferred Stock under the circumstances contemplated by the Preferred Stock Purchase Agreement do not, under existing law, require the registration of the Preferred Stock under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

          8. The Company has duly authorized Capital Stock consisting of 30,000,000 shares of common stock, par value $.01 per share, 2,000,000 shares of Series A 7% Convertible Preferred Stock, par value $.01 per share, and 18,000,000 shares of undesignated stock. After giving effect to the shares issued and sold on the Closing Date, 6,513,237 shares of Common Stock, 18,750 shares of Series A 7% Convertible Preferred Stock and 10,000 shares of Preferred Stock will be outstanding on the Closing Date. To such counsel's knowledge, all such outstanding shares have been duly and validly issued and are fully paid and non-assessable. To such counsel's knowledge, except as disclosed in Schedule III to the Preferred Stock Purchase Agreement, the Company has no outstanding warrants or options with respect to its capital stock and there are no outstanding preemptive rights.

          9. The Common Stock issued upon conversion of the Preferred Stock will be duly authorized, fully paid, validly issued and nonassessable shares of the Company.

          10. To such counsel's knowledge, there are no actions, suits or proceedings pending or, threatened against the Company in any court or before any governmental authority or arbitration board or tribunal which would, if adversely determined, be reasonably expected to have a material adverse effect on the financial condition of the Company or the ability of the Company to perform its obligations under the Preferred Stock Purchase Agreement and the Rights Agreement or on the legality, validity or enforceability of the Company's obligations under and in respect of the Preferred Stock Purchase Agreement, the Rights Agreement or the Preferred Stock.

          11. None of the transactions contemplated by the Preferred Stock Purchase Agreement including, without limitation, the use of the proceeds from the issuance of the Preferred Stock will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, or Regulations G, T and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chap. II.

          12. The Resolution was duly adopted by unanimous written consent of the board of directors of the Company and the Statement of Designation has been duly filed for record and/or recorded in the manner and in all places required by law in order to establish, preserve and protect the voting power, designation, preferences, relative and other special rights, and the qualifications, limitations and restrictions, of the Preferred Stock and the powers, relative, participating, optional and other special rights applicable to the Preferred Stock set forth in the Statement of Designation are enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors and stockholders generally, and good faith, reasonableness, materiality and other general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or in law).

     The opinion of Fredrikson & Byron P.A. shall cover such other matters relating to the sale of the Preferred Stock as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company. The opinion of Fredrikson & Byron P.A. shall provide that subsequent transferees of the Preferred Stock which have acquired the Preferred Stock in accordance with the Preferred Stock Purchase Agreement and the Rights Agreement may rely upon said opinion.



                                       C-3